LVIP Baron Growth Opportunities Fund Supplement Dated November 10, 2016 to the Prospectus and the Statement of Additional Information

This Supplement updates certain information in the Prospectus and Statement of Additional Information for the LVIP Baron Growth Opportunities Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus and Statement of Additional Information for the Fund:

Effective October 1, 2016, Neal Rosenberg has been appointed as a co-portfolio manager of the Fund.

The following replaces similar text on page 3 in the Fund’s prospectus:

BAMCO, Inc. Portfolio Managers	Company Title	Experience with Fund
Ronald Baron	Chief Executive Officer and Chairman	Since September 1998
Neal Rosenberg	Vice President and Assistant Portfolio Manager	Since October 2016

The following replaces similar text on page 6 of the Fund’s prospectus:

Ronald Baron and Neal Rosenberg are responsible for the day-to-day management of the Fund’s assets.

The following biographical information is added to the Fund’s prospectus under “BAMCO, Inc. Portfolio Manager” on page 6:

Neal Rosenberg, is a Vice President and Assistant Portfolio Manager of BAMCO, Inc. Mr. Rosenberg joined BAMCO, Inc. in 2006 as a research analyst and has 13 years of research experience. Mr. Rosenberg graduated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Economics in 2002 and with an M.B.A. in 2003.